United States
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 1, 2015

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BNC Bancorp
(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3980 Premier Drive, Suite 210
High Point, North Carolina 27265
(Address of principal executive offices)

(336) 476-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))
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Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 1, 2015, BNC Bancorp ("BNC") filed a Current Report on Form 8-K (the “Original Report”) to report that BNC completed its previously announced merger with Valley Financial Corporation (“Valley”), pursuant to an Agreement and Plan of Merger dated November 17, 2014 between BNC and Valley (the “Merger”).

This amendment to the Original Report is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of Valley for the year ended December 31, 2014, as well as the accompanying notes thereto, are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated financial statements of Valley as of and for the three months ended March 31, 2015 and 2014, as well as the accompanying notes thereto, are filed as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma combined consolidated financial information for the year ended December 31, 2014 is furnished as Exhibit 99.3 and incorporated herein by reference.

The unaudited pro forma combined consolidated financial information as of and for the six months ended June 30, 2015 is furnished as Exhibit 99.4 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
Exhibit 23.1	Consent of Elliott Davis Decosimo, LLC
Exhibit 99.1
Audited consolidated financial statements of Valley for the year ended December 31, 2014 (incorporated by reference to BNC’s Amendment No. 1 to the Registration Statement on Form S-4 (File Number 333-202499) filed on April 14, 2015).

Exhibit 99.2
Unaudited consolidated financial statements of Valley as of and for the three months ended March 31, 2015 and 2014 (incorporated by reference to Valley's Quarterly Report on Form 10-Q (File Number 000-28342) filed on May 14, 2015).

Exhibit 99.3
Unaudited pro forma combined consolidated financial information for the year ended December 31, 2014 (incorporated by reference to BNC’s Amendment No. 1 to the Registration Statement on Form S-4 (File Number 333-202499) filed on April 14, 2015).

Exhibit 99.4	Unaudited pro forma combined consolidated financial information as of and for the six months ended June 30, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2015

BNC BANCORP

By: /s/ David B. Spencer
Name: David B. Spencer
Its: Senior Executive Vice President
& Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.        Description of Exhibit
Exhibit 23.1        Consent of Elliott Davis Decosimo, LLC.

Exhibit 99.1         Audited consolidated financial statements of Valley for the year ended December 31,
2014 (incorporated by reference to BNC’s Amendment No. 1 to the Registration
Statement on Form S-4 (File Number 333-202499) filed on April 14, 2015).

Exhibit 99.2        Unaudited consolidated financial statements of Valley as of and for the three months ended
March 31, 2015 and 2014 (incorporated by reference to Valley's Quarterly Report on Form
10-Q (File Number 000-28342) filed on May 14, 2015).

Exhibit 99.3        Unaudited pro forma combined consolidated financial information for the year ended
December 31, 2014 (incorporated by reference to BNC’s Amendment No. 1 to the
Registration Statement on Form S-4 (File Number 333-202499) filed on April 14, 2015).

Exhibit 99.4        Unaudited pro forma combined consolidated financial information as of and for the six months ended June 30, 2015.

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